Exhibit 99.(5)(a)

APPLC ICC20 A20IUW Page 1 of 16 15-50641-07 06/2023 PACIFIC LIFE INSURANCE COMPANY Life Insurance Division P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • Fax (866) 964-4860 www.PacificLife.com APPLICATION FOR INDIVIDUAL LIFE INSURANCE, A20IUW Proposed Insured 1A. Name: First MI Last B. Sex Male Female C. Residence Address: Street City State Zip Code D. How Long yr mo E. Date of Birth (mm/dd/yyyy) F. Place of Birth (State/Country) G. SSN H. Driver’s License # & State I. Mobile # (Include area code) J. Telephone # (Include area code) K. E-Mail Address L. Occupation 2A. Employer’s Name B. How Long yr mo C. Proposed Insured’s Work Address/Physical Location: Street City State Zip Code D. Type of Business 3. Is the Proposed Insured married or in a legally recognized civil union or domestic partnership? Yes No If “Yes,” list amount of life insurance in force on your spouse/partner $ 4A. Proposed Insured is a: U.S. Citizen U.S. Permanent Resident Foreign National (Complete 4B through D) B. If Foreign National, provide Country C. Visa Type D. How long in this country? 5. Annual earned income from occupation $ 6. Annual unearned income (State sources in “Remarks”) $ 7. Net Worth Individual Joint $ Policy Information 1. Product Name 2. Planned Annual Premium $ Face Amount/ Death Benefit (Not available on all products.) Death Benefit Option (Check one): Basic Coverage Amount $ Check type(s) of term & enter first year coverage amount only. Check Varying box, if term coverage varies. Annual Renewable Term Varying $ Scheduled Annual Renewable Term Annual Renewable Term – Last Survivor Varying $ SVER Term Insurance Rider $ Other $ Total Initial Coverage = $ Option A (Level) Option B (Increasing) Option C (Face Amount plus premiums, less distributions, is subject to limit shown in the illustration.) Life Insurance Qualification Test (Check one): Guideline Premium Test (GPT) Cash Value Accumulation Test (CVAT) Optional Benefits (Not available on all products.) 1. Accelerated Death Benefit Rider for Chronic Conditions Initial Lifetime Benefit Amount $ Maximum Monthly Benefit Percentage: _______% (Default is 2% if left blank) 2. Accelerated Death Benefit Rider for Long-Term Care (Complete supplement form) 3. Additional Indexed Account Rider 4. Benefit Distribution Rider (Complete supplement form) 5. Enhanced Performance Factor Rider (Check one Design, if rider elected.) A (Classic) B (Performance) C (Performance Plus) 6. Flexible Duration No Lapse Guarantee Rider 7. Limited Return of Premium Guarantee Rider 8. Surrender Enhancement Rider 9. $ 10. $ 11. 12. To Opt Out, check if applicable: 13. Accelerated Death Benefit Rider for Chronic Illness 14. Accelerated Death Benefit Rider for Terminal Illness 15. Overloan Protection Rider 16.

ICC20 A20IUW Page 2 of 16 15-50641-07 06/2023 Fixed Premium Product Options (Check one for each question. If Automatic Premium Loan is left blank, the default will be “No.”) 1. Automatic Premium Loan Yes (Occurs prior to Premium Cessation) No 2. Premium Cessation Option Extended Insurance Reduced Paid-Up Amount Paid with this Application 1A. Is an initial premium submitted with this Application? No Yes (Do not submit money unless the Temporary Insurance Agreement (TIA) is completed.) B. If “Yes,” show amount of initial premium. Amount $ If “Yes,” by signing this Application, all parties understand, accept, and agree to the terms of the TIA. Special Policy Dating A current policy date will be used unless you select one of the following. Date to Save Age Specific Date (Indicate a date, excluding 29th, 30th, and 31st) (mm/dd/yyyy) By signing this application, I, as Applicant and/or Policyowner, understand that insurance charges and expenses begin on the policy date. Proposed Additional Insured (Complete for either Second-to-Die or Term Rider on Additional Insured.) 1A. Name: First MI Last B. Sex Male Female C. Residence Address: Street City State Zip Code D. How Long yr mo E. Date of Birth (mm/dd/yyyy) F. Place of Birth (State/Country) G. SSN H. Relationship to Proposed Insured I. Mobile # (Include area code) J. Telephone # (Include area code) K. Driver’s License # & State L. E-Mail Address M.Occupation 2A. Employer’s Name B. How Long yr mo 3. Is the Proposed Additional Insured married or in a legally recognized civil union or domestic partnership? Yes No If “Yes,” list amount of life insurance in force on your spouse/partner $ 4A. Proposed Additional Insured is a: U.S. Citizen U.S. Permanent Resident Foreign National (Complete 4B through D) B. If Foreign National, provide Country C. Visa Type D. How long in this country? 5. Annual earned income from occupation $ 6. Annual unearned income (State sources in “Remarks”) $ 7. Net Worth Individual Joint $ Primary Policyowner (Complete if other than Proposed Insured.) 1. Policyowner is (Check one): Individual Trust (Complete Trust Information form) Parent/Guardian Corporation/Business (Also complete 3) Partnership Qualified Plan (Complete Qualified Plan forms) Other 2A. Name B. Date of Birth (mm/dd/yyyy) C. Relationship to Proposed Insured(s) D. Address: Street City State Zip Code E. SSN/TIN F. Mobile # (Include area code) G. Telephone # (Include area code) H. E-Mail Address 3A. Authorized Representative’s Name: First MI Last B. Title Additional Policyowner (If more than one individual is named as Policyowner, they will own policy as joint tenants with rights of survivorship unless otherwise stated.) 1. Policyowner is (Check one): Individual Trust (Complete Trust Information form) Parent/Guardian Corporation/Business (Also complete 3) Partnership Qualified Plan (Complete Qualified Plan forms) Other 2A. Name B. Date of Birth (mm/dd/yyyy) C. Relationship to Proposed Insured(s) D. Address: Street City State Zip Code E. SSN/TIN F. Mobile # (Include area code) G. Telephone # (Include area code) H. E-Mail Address 3A. Authorized Representative’s Name: First MI Last B. Title

ICC20 A20IUW Page 3 of 16 15-50641-07 06/2023 Applicant (The Applicant is the party that applies for the Policy. If other than Proposed Insured or Policyowner, also complete 2A-D.) 1. Applicant is (Check one): Proposed Insured Policyowner Corporation/Business (Complete 2A-D) Other (Complete 2A-D) 2A. Applicant Name B. Relationship to Proposed Insured(s) C. Authorized Representative’s Name: First MI Last D. Title Primary Beneficiary (If percentages are left blank, all named Primary Beneficiaries will share equally.) 1A. Name B. Relationship to Proposed Insured C. % of Proceeds D. Mailing Address: Street City State Zip Code E. Date of Birth (mm/dd/yyyy) F. SSN/TIN G. Telephone # (Include area code) H. Date of Trust (mm/dd/yyyy) Additional Beneficiary(ies) (Optional) 1. Primary Contingent Term Rider on 2A. Name B. Relationship to Proposed Insured C. % of Proceeds D. Mailing Address: Street City State Zip Code E. Date of Birth (mm/dd/yyyy) F. SSN/TIN G. Telephone # (Include area code) H. Date of Trust (mm/dd/yyyy) 3. Primary Contingent Term Rider on 4A. Name B. Relationship to Proposed Insured C. % of Proceeds D. Mailing Address: Street City State Zip Code E. Date of Birth (mm/dd/yyyy) F. SSN/TIN G. Telephone # (Include area code) H. Date of Trust (mm/dd/yyyy) Applicant/Policyowner Representations of Insurable Interest As the Applicant and/or Policyowner, I represent that the Policyowner and Beneficiary have an insurable interest in the life of the Proposed Insured(s). (Applicable except where the Proposed Insured is both Applicant and Policyowner.) Certification of Policyowner’s Taxpayer Identification Number Check this box if you are not a U.S. Citizen or other U.S. person as defined in #3 below and this section does not apply to you. Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined in the instructions in item 3 of the Certification on the official IRS Form W-9). 4. I am exempt from FATCA reporting (defined in the instructions in item 4 of the Certification on the official IRS Form W-9). Note: You must check here if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Tax Reporting on Distributions to Foreign Nationals While Pacific Life Insurance Company (PLIC) may provide tax information to various United States federal and state agencies regarding certain life insurance or annuity activity, PLIC does not as a matter of course provide such information to any foreign governmental agencies and does not anticipate doing so at this time. Nonetheless, PLIC’s tax reporting does not in any way affect the obligations that its policyowners may have with respect to such foreign governmental agencies or under foreign law. PLIC does not provide tax or legal advice, and nothing contained herein should be construed as such.

ICC20 A20IUW Page 4 of 16 15-50641-07 06/2023 Personal Information (Provide details in “Remarks”) Proposed Insured Additional Insured 1. Within the next 2 years do you plan to fly, or within the last 2 years have you flown, as a pilot, student pilot, or crewmember? (If “Yes,” complete the Aviation Questionnaire.) Yes No Yes No 2. Within the next 2 years do you plan to participate in, or within the last 2 years have you participated in, parachute jumping, scuba diving, auto/motorboat/motorcycle racing, hang gliding, or mountain climbing? (If “Yes,” complete the Avocation Questionnaire.) 3. Within the next 2 years do you plan or expect to travel or reside outside the USA? (If “Yes,” complete the appropriate Foreign Residence & Travel Questionnaire.) 4. Have you applied for any other life insurance within the last 3 months? 5. Have you ever had life insurance declined, rated, modified, cancelled, or not renewed? 6. In the last 5 years, have you ever plead guilty or been convicted of a felony or misdemeanor or do you have such charge currently pending against you? (If “Yes,” provide specifics of the felony, dates of jail time, if any, and date probation ends or ended in the “Remarks” section.) 7. Within the past 5 years have you had a driver’s license restricted or revoked or been convicted of 3 or more moving violations? Tobacco Use Information(Complete if Proposed Insured is age 18 and above. The age of a juvenile insured varies by product. The responses to the following questions will not be considered in underwriting for products where the Insured is a juvenile Insured as defined in the contract.) Proposed Insured Additional Insured 1. Within the last 5 years, have you used or smoked tobacco and/or any other product containing nicotine in any quantity? (If “Yes,” check all that apply and indicate date when product was last used below.) Yes No Yes No Proposed Insured’s Information Proposed Additional Insured’s Information Type of Product (Check all that apply) Date last used (mm/yyyy) Type of Product (Check all that apply) Date last used (mm/yyyy) Cigarettes Cigarettes E-cigarettes E-cigarettes Cigars Cigars Pipe Pipe Chewing Tobacco Chewing Tobacco Nicotine Patch Nicotine Patch Nicotine Gum Nicotine Gum Other Other Medical Certification (Complete when submitting a medical examination from another life insurance company, if dated within the last 6 months. If circumstances warrant, a current exam may be required.) 1. The attached examination is on the life of (Use check boxes): Proposed Insured Additional Insured Name of Insurance Company Date of Exam (mm/yyyy) Proposed Insured Additional Insured 2. To the best of your knowledge and belief, are the statements in the examination true as of today? (If “No,” explain in “Remarks.”) Yes No Yes No 3. Has the person who was examined consulted a doctor or other medical practitioner, or received medical or surgical advice since the date of the examination? (If “Yes,” explain in “Remarks.”) Remarks (Use remarks sections for additional detail or clarifications. If more space is needed use the Application for Individual Life Insurance - Additional Information form.)

ICC20 A20IUW Page 5 of 16 15-50641-07 06/2023 In Force, Pending, and Replacement Information (Certain states require replacement forms for in force policies even if a replacement is not intended.) 1. Is there any existing life insurance or annuity on any Proposed Insured(s)? Yes No (If “Yes,” complete any applicable state replacement notice(s) and submit with the Application.) 2. Will the PLIC Policy applied for replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy, annuity or long-term care coverage on any Proposed Insured’s life? Yes No (If “Yes,” complete the applicable state replacement forms and submit with the Application.) 3A. Complete the chart below for any existing life insurance, annuity or long-term care coverage: Policy/ Contract # Company Face Amount Issue Year Check All Applicable Boxes Replace 1035 or Transfer Assets* Life LTC Ann Ind Grp Bus Pers Primary Proposed Insured Additional Proposed Insured *Complete 1035 Exchange Absolute Assignment form or Transfer of Qualified Plan Assets Request. For 1035 Exchanges complete 3B through 3D if answering “Yes” to 2 above: 3B. Is any existing policy being replaced a Modified Endowment Contract (MEC)? Yes (Provide policy number(s) in “Remarks”) No Unknown Under federal tax rules, if any policy is received in exchange for a MEC, the new Policy will also be a MEC. This rule applies whether or not the policies are issued by the same insurance company. C. To the best of your knowledge is there a loan on any existing policy to be replaced? Yes (Provide policy number(s) in “Remarks”) No D. If you answered “Yes” to 3C, do you want a new loan of equal value on this new Policy? Yes (Not available if current policy is a MEC.) No 4A. Do you have any application currently pending, or do you plan to apply for any new life insurance or annuity with any other company? Yes (Complete chart below) No Proposed Insured Company Face Amount Purpose Primary Additional Primary Additional Primary Additional 4B. Does Applicant plan to accept any policy in the chart above in addition to the PLIC Policy being applied for? Yes (Explain in “Remarks”) No C. If any application listed in the chart above is approved, will any replace, cause a change in, or involve a cash withdrawal or loan from or lapse of any life insurance policy or annuity on any Proposed Insured’s life? Yes (Explain in “Remarks”) No 5. What is the total amount of coverage to be in force with all carriers when this Policy and any other pending policies are placed in force? $ Remarks (Use remarks sections for additional detail or clarifications. If more space is needed use the Application for Individual Life Insurance - Additional Information form.)

ICC20 A20IUW Page 6 of 16 15-50641-07 06/2023 Ownership Transfer Information (Required) 1A. Has any life insurance on any Proposed Insured ever been sold, assigned or transferred to a life settlement or viatical company or any other person or entity? Yes (Complete 1B through F) No B. Name of Insurance Company C. Face Amount D. Date Policy Issued E. Date Policy Sold, Assigned or Settled F. Reason 2. Do you plan to sell, assign or transfer this Policy if issued to a life settlement or viatical company or any other person or entity? Yes (Explain in “Remarks”) No Premium Financing (Required) 1A. Has any Proposed Insured(s), Policyowner(s) or Applicant entered into, or have made plans to enter into, an arrangement to borrow current or future premiums, or both, in connection with this Application for Life Insurance? Yes (Complete the Premium Financing Disclosure and Acknowledgment form and provide a copy of the loan term sheet.) No B. Name of lender C. Name of financing arrangement D. How will the loan interest be paid? E. What is the type and amount of the collateral for this loan? 2A. Has any Proposed Insured(s), Policyowner(s) or Applicant made plans to transfer this Policy to a third party as repayment of any premium financing debt? Yes (Give details below) No B. Details Premium Billing Methods 1. Billing Method (Check one): A. Direct B. Monthly Bank Draft (Complete Authorization for Electronic Funds Transfer (EFT) form) C. Single Premium D. List Bill (Check one): New List Bill Add to Existing List Bill # (Do not complete 2): The premium for this Policy will be included in an itemized list provided to the payor and will constitute notice of premium due. Separate premium notices or other notices regarding premiums will not be sent to any other party. 2. Frequency of Payment for Direct and List Bill (Check one): A. Annually B. Semi-Annually C. Quarterly D. Monthly (Available with List Bill only) Policy Notifications (Optional - Complete if notifications should be sent to another party. If mailing address is different than residence address for Proposed Insured or Proposed Additional Insured complete 2A-D.) 1. Notifications are sent to the primary policyowner and include, but are not limited to, Policy Annual Statements, Last Premium Offers/Lapse Notices, and Confirmation Statements. Indicate where additional notifications should be sent: Proposed Insured Proposed Additional Insured Payor (Complete 2A-D) Other (Complete 2A-D) 2A. Name B. Relationship to Insured(s) C. Care of (if applicable) D. Address: Street City State Zip Code Payor of Premiums (If Payor is other than Proposed Insured, Proposed Additional Insured or Primary Policyowner, also complete 2A-E.) 1. Payor of premium is (Check one): Proposed Insured Proposed Additional Insured Primary Policyowner Employer (Complete 2A-E) Other (Complete 2A-E) 2A. Name B. Relationship to Proposed Insured(s) C. Care of (if applicable) D. E-Mail Address E. Address: Street City State Zip Code 3. Source of Premium Payments: Earned Income Unearned Income Savings Gift Inheritance Business Income Trust Premium Financing Other

ICC20 A20IUW Page 7 of 16 15-50641-07 06/2023 e-Delivery Authorization PLIC has the ability to electronically deliver certain documents applicable to your life insurance application, policy contract, and other policy-related correspondence as permitted by law (“Electronic Transmission”). PLIC will send paper copies of documents where not available or if required by state or federal law. By checking this box you understand and expressly, affirmatively, and voluntarily agree to the following: • To receive documentation electronically from PLIC, you must have a device with ready internet access, an active e-mail account, as well as the ability to read and retain online documents; • You should provide PLIC current email addresses, current mobile phone numbers, and update PLIC promptly when those changes occur either through online updates or by calling PLIC at (800) 347-7787; • Electronic Transmission will be cancelled if emails are returned as undeliverable. Under these circumstances, you will receive such documents in paper form by U.S. mail; and • You are not required to agree to Electronic Transmission as a condition of applying for or purchasing life insurance from PLIC. • This consent will remain in effect until you revoke it. You may revoke this consent, opt-out of Electronic Transmission or Automated Technology, or request paper copies of information going forward at any time by contacting PLIC at (800) 347-7787. Transaction Authorization As the Policyowner, I understand that by checking the box below, PLIC will act upon my telephone and/or electronic instructions for all of the following requests. Variable Life Policies Indexed Universal Life (IUL) Policies • Transfer Between Investment Options • Initiate Dollar Cost Averaging • Rebalance Variable Investment Options • Change Future Premium Allocation Instructions • Initiate Policy Loans • Payment Transfers • One-Time Transfers and Scheduled Indexed Transfers • Enhanced Performance Factor Rider Design Change • Segment Maturity • Initiate Policy Loans PLIC will use reasonable procedures to confirm that these requests are authorized and genuine. As long as these procedures are followed, PLIC and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost. I further understand and agree that telephone and/or electronic transfers and allocation changes will be subject to the Policy’s terms and conditions and PLIC’s administrative requirements. By checking “YES,” I give my authorization for such telephone and/or electronic requests. YES Producer/Other Party Transaction Authorization (Optional) As the Policyowner, I authorize and appoint the party listed below to act on my behalf for the following limited requests, including any telephone and/or electronic requests: Appointee’s Name: First MI Last Relationship to Policyowner Producer Other Party Check one: All Requests (listed in the Transaction Authorization section) All Requests (listed in the Transaction Authorization section) except initiating Policy Loans Non-Variable Life Products Illustration Acknowledgment An illustration is defined as a presentation or depiction that includes non-guaranteed elements of a policy over a period of years. If an illustration was presented during the sale process and matches the policy applied for, a copy of that illustration must be signed and submitted to PLIC with the application. If the signed matching illustration is not submitted, I as Applicant, acknowledge that: (Check one): A. An illustration was not presented to me. B. An illustration was presented to me; however, the policy applied for is different than as illustrated. If A or B is checked, I acknowledge, as Applicant, that I did not receive and sign an illustration that matches this application for the reason indicated above. I also understand that an illustration matching the policy as issued will be provided for my signature no later than at the time the policy is delivered.

ICC20 A20IUW Page 8 of 16 15-50641-07 06/2023 For Indexed Universal Life Insurance Only Indexed Universal Life Insurance –Payment Transfer Complete this section to indicate where your new payment should be automatically transferred from the Fixed Account to the Indexed Account(s) selected below on the next applicable transfer date. If you do not indicate below where your new payment should be transferred, 100% of your payments will remain in the Fixed Account by default. If enrolling in a Scheduled Indexed Transfer (SIT) program, a portion of your payment must remain in the Fixed Account. If you choose to allocate 100% of your payment to the Indexed Account(s), a SIT may not be applicable. To enroll in SIT, complete the New Business Scheduled Indexed Transfer (SIT) form. Percentages below must be in whole numbers. The sum of the percentages must equal 100%. Actual transfer amounts will be limited to the balance in the Fixed Account as of the transfer date. Accounts shown on this application may vary based upon the product and optional benefits being applied for. Refer to the illustration for account availability by product when making your selections on this application. A. Fixed Account % I. 1 Year Indexed Account 8 (1-Year High Cap Flex) % B. 1 Year Indexed Account % J. 1 Year Indexed Account 9 (1-Year No Cap Flex) % C. 1 Year Indexed Account 2 (1-Year International) % K. 1 Year Indexed Account 10 (1-Year Vol Ctrl) % D. 1 Year Indexed Account 3 (1-Year High Par) % L. 1 Year Indexed Account 11 (1-Year High Par Vol Ctrl) % E. 1 Year Indexed Account 4 (1-Year No Cap) % M. 1 Year Indexed Account 12 (1-Year Select Vol Ctrl) % F. 1 Year Indexed Account 5 (1-Year High Cap) % N. 2 Year Indexed Account % G. 1 Year Indexed Account 6 (1-Year High Cap Plus) % O. 3 Year Indexed Account % H. 1 Year Indexed Account 7 (1-Year Plus) % P. 5 Year Indexed Account 2 (High Par 5-Year) % Indexed Universal Life Insurance - Segment Maturity (Optional) 1. 100% of the value of the matured segment will be used to purchase new segments of the same type and duration (Default). 2. I elect 100% of the value of the matured segments for all Indexed Account(s) to be allocated to the Fixed Account. If another segment maturity option is desired, complete the Indexed Products Transfer Request form. Remarks (Use remarks sections for additional detail or clarifications. If more space is needed, use the Application for Individual Life Insurance - Additional Information form.)

ICC20 A20IUW Page 9 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Premium Allocation Instructions (Required) Indicate percentage amount to be allocated into each of the investment options available by product. Investment options are grouped alphabetically by asset class in each product section. Please refer to your VUL product prospectus or offering memorandum for the current list of available investment options and to obtain more information about them. For Pacific Legacy SVUL product: Complete premium allocations located on page 10 only, in the section titled “Investment Options Applicable to Pacific Legacy SVUL.” For Harbor VUL product: Complete premium allocations located on page 11 only, in the section titled “Investment Options Applicable to Harbor VUL.” For Pacific Admiral VUL or MVP VUL Admiral products: Complete premium allocations located on page 12 only, in the section titled “Investment Options Applicable to Pacific Admiral VUL or MVP VUL Admiral.” For Pacific Protector VUL product: Complete premium allocations located on page 13 only, in the section titled “Investment Options Applicable to Pacific Protector VUL.” For PS VUL 2, MVP VUL 11 or MVP VUL 11 LTP products: Complete premium allocations located directly below and continued on the next page. Investment Options Applicable to PS VUL 2, MVP VUL 11 or MVP VUL 11 LTP (The total of the percentages must be 100%.) Domestic Equity Asset Allocation/Balanced Amer Century VP Mid Cap Value Amer Funds IS Asset Alloc Amer Funds IS Growth BlackRock Glbl Alloc V.I. Amer Funds IS Growth-Income Fidelity VIP Freedom 2035 ClearBridge Var Aggr Growth Fidelity VIP Freedom 2045 ClearBridge Var Mid Cap Fidelity VIP Freedom Income ClearBridge Var Small Cap Growth Lazard Retirement Glbl Dyn Multi-Asset DFA VA US Large Value PIMCO VIT Glbl Managed Asset Alloc DFA VA US Targeted Value PSF Avantis Balanced Alloc (PLFA) Fidelity VIP Contrafund PSF ESG Diversified (PLFA) Fidelity VIP Mid Cap PSF ESG Diversified Growth (PLFA) Fidelity VIP Total Market Index PSF Pac Dyn – Conserv Growth (PLFA) Invesco V.I. Main Street Small Cap PSF Pac Dyn – Growth (PLFA) Janus Henderson VIT Enterprise PSF Pac Dyn – Mod Growth (PLFA) M Capital Appreciation (Frontier) PSF Port Opt Aggr-Growth (PLFA) M Large Cap Growth (DSM Capital) PSF Port Opt Conserv (PLFA) M Large Cap Value (Brandywine) PSF Port Opt Growth (PLFA) MFS VIT New Discovery Ser PSF Port Opt Mod (PLFA) MFS VIT Value Ser PSF Port Opt Mod-Conserv (PLFA) Neuberger Berman AMT Sustainable Equity International Equity PSF Equity Index (BlackRock) DFA VA Intl Value PSF Growth (MFS) Fidelity VIP Intl Index PSF Hedged Equity (JPMorgan) Invesco V.I. EQV Intl Equity PSF Large-Cap Core (JPMorgan) Invesco V.I. Global PSF Large-Cap Value (ClearBridge) Janus Henderson VIT Overseas PSF Mid-Cap Growth (Delaware) Lazard Retirement Intl Equity PSF Mid-Cap Value (Boston Partners) M Intl Equity (DFA) PSF Small-Cap Index (BlackRock) PSF Emerging Markets (Invesco) PSF Small-Cap Value (AllianceBernstein) PSF Intl Growth (ClearBridge) PSF Value (American Century) PSF Intl Large-Cap (MFS) T. Rowe Price Blue Chip Growth PSF Intl Small-Cap (Fidelity) T. Rowe Price Equity Income Templeton Foreign VIP Vanguard VIF Mid Cap Index

ICC20 A20IUW Page 10 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Premium Allocation Instructions (Continued) Investment Options Applicable to PS VUL 2, MVP VUL 11 or MVP VUL 11 LTP (Continued) Fixed Income Sector/Specialty Fidelity VIP Bond Index PSF Health Sciences (BlackRock) Lord Abbett Ser Fund Bond Debenture PSF Technology (MFS) Lord Abbett Ser Fund Total Return VanEck VIP Glbl Resources PIMCO VIT Income Vanguard VIF Real Estate Index PSF Diversified Bond (Western Asset) Indexed Account Options PSF Emerging Markets Debt (Principal) Pacific Life-1 Year Indexed Account PSF Floating Rate Income (Aristotle Pacific) Pacific Life-1 Year Indexed Account 3 (1-Year High Par) PSF High Yield Bond (Aristotle Pacific) Pacific Life-1 Year Indexed Account 4 (1-Year No Cap) PSF Inflation Managed (PIMCO) Fixed Account Options PSF Intermediate Bond (JPMorgan) Pacific Life-Fixed Account PSF Managed Bond (PIMCO) Pacific Life-Fixed LT Account PSF Short Duration Bond (T. Rowe Price) Other Approved Investment Options Templeton Glbl Bond VIP Cash Equivalents Fidelity VIP Govt Money Market Must Total 100% Investment Options Applicable to Pacific Legacy SVUL (The total of the percentages must be 100%) Domestic Equity International Equity Fidelity VIP Total Market Index DFA VA Intl Small Neuberger Berman AMT Sustainable Equity Fidelity VIP Intl Index PSF Equity Index (BlackRock) Fixed Income PSF Hedged Equity (JPMorgan) DFA VA Short-Term Fixed PSF Small-Cap Index (BlackRock) Fidelity VIP Bond Index Vanguard VIF Mid Cap Index Vanguard VIF High Yield Bond Asset Allocation/Balanced Fixed Account Options PSF ESG Diversified (PLFA) Pacific Life-Fixed Account PSF Pac Dyn – Conserv Growth (PLFA) PSF Pac Dyn – Growth (PLFA) Other Approved Investment Options PSF Pac Dyn – Mod Growth (PLFA) Sector/Specialty Vanguard VIF Real Estate Index Cash Equivalents Fidelity VIP Govt Money Market Must Total 100%

ICC20 A20IUW Page 11 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Premium Allocation Instructions (Continued) Investment Options Applicable to Harbor VUL (The total of the percentages must be 100%.) Domestic Equity Asset Allocation/Balanced Amer Century VP Mid Cap Value Amer Funds IS Asset Alloc Amer Funds IS Growth BlackRock 60/40 Target Alloc ETF V.I. Amer Funds IS Growth-Income BlackRock Glbl Alloc V.I. ClearBridge Var Aggr Growth Fidelity VIP Freedom 2030 ClearBridge Var Mid Cap Fidelity VIP Freedom 2035 ClearBridge Var Small Cap Growth Fidelity VIP Freedom 2045 DFA VA US Large Value Fidelity VIP Freedom Income DFA VA US Targeted Value MFS VIT Total Return Ser Fidelity VIP Mid Cap PSF ESG Diversified (PLFA) Fidelity VIP Total Market Index PSF ESG Diversified Growth (PLFA) Invesco V.I. Main Street Small Cap PSF Pac Dyn – Conserv Growth (PLFA) MFS VIT New Discovery Ser PSF Pac Dyn – Growth (PLFA) MFS VIT Value Ser PSF Pac Dyn – Mod Growth (PLFA) Neuberger Berman AMT Sustainable Equity International Equity PSF Dividend Growth (T. Rowe Price) Amer Funds IS Intl PSF Equity Index (BlackRock) Amer Funds IS New World PSF Growth (MFS) DFA VA Intl Value PSF Large-Cap Core (JPMorgan) Fidelity VIP Intl Index PSF Small-Cap Equity (BlackRock/Franklin) Invesco V.I. EQV Intl Equity PSF Small-Cap Index (BlackRock) Invesco V.I. Global PSF Small-Cap Value (AllianceBernstein) PSF Intl Growth (ClearBridge) PSF Value (American Century) PSF Intl Small-Cap (Fidelity) PSF Value Advantage (JPMorgan) Templeton Foreign VIP T. Rowe Price Blue Chip Growth Sector/Specialty T. Rowe Price Equity Income MFS VIT Utilities Ser Vanguard VIF Mid Cap Index PSF Real Estate (Principal REI) Fixed Income Vanguard VIF Real Estate Index Amer Funds IS American High-Income Trust Fixed Account Options Fidelity VIP Bond Index Pacific Life-Fixed Account Lord Abbett Ser Fund Bond Debenture Pacific Life-Fixed LT Account Lord Abbett Ser Fund Total Return Other Approved Investment Options PIMCO VIT Income PSF Diversified Bond (Western Asset) PSF Intermediate Bond (JPMorgan) PSF Short Duration Bond (T. Rowe Price) Templeton Glbl Bond VIP Cash Equivalents Fidelity VIP Govt Money Market Must Total 100%

ICC20 A20IUW Page 12 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Premium Allocation Instructions (Continued) Investment Options Applicable to Pacific Admiral VUL or MVP VUL Admiral The bolded funds are only available for MVP VUL Admiral. (The total of the percentages must be 100%) Domestic Equity Cash Equivalents Fidelity VIP Total Market Index Fidelity VIP Govt Money Market M Capital Appreciation (Frontier) Fixed Income M Large Cap Growth (DSM Capital) DFA VA Short-Term Fixed M Large Cap Value (Brandywine) Fidelity VIP Bond Index Neuberger Berman AMT Sustainable Equity PSF Floating Rate Income (Aristotle Pacific) PSF Equity Index (BlackRock) PSF Inflation Managed (PIMCO) PSF Hedged Equity (JPMorgan) Vanguard VIF Global Bond Index PSF Small-Cap Index (BlackRock) Vanguard VIF High Yield Bond Vanguard VIF Mid Cap Index Indexed Account Options Asset Allocation/Balanced Pacific Life-1 Year Indexed Account PSF ESG Diversified (PLFA) Pacific Life-1 Year Indexed Account 4 (1-Year No Cap) PSF ESG Diversified Growth (PLFA) Pacific Life-1 Year Indexed Account 6 (1-Year High Cap Plus) PSF Pac Dyn – Conserv Growth (PLFA) Fixed Account Options PSF Pac Dyn – Growth (PLFA) Pacific Life-Fixed Account PSF Pac Dyn – Mod Growth (PLFA) Pacific Life-Fixed LT Account International Equity DFA VA Intl Small Other Approved Investment Options Fidelity VIP Intl Index M Intl Equity (DFA) Sector/Specialty Vanguard VIF Real Estate Index Must Total 100%

ICC20 A20IUW Page 13 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Premium Allocation Instructions (Continued) Investment Options Applicable to Pacific Protector VUL (The total of the percentages must be 100%) Domestic Equity International Equity Fidelity VIP Total Market Index DFA VA Intl Small Neuberger Berman AMT Sustainable Equity Fidelity VIP Intl Index PSF Equity Index (BlackRock) Fixed Income PSF Hedged Equity (JPMorgan) DFA VA Short-Term Fixed PSF Small-Cap Index (BlackRock) Fidelity VIP Bond Index Vanguard VIF Mid Cap Index PSF Floating Rate Income (Aristotle Pacific) Asset Allocation/Balanced PSF Inflation Managed (PIMCO) PSF ESG Diversified (PLFA) Vanguard VIF Global Bond Index PSF ESG Diversified Growth (PLFA) Vanguard VIF High Yield Bond PSF Pac Dyn – Conserv Growth (PLFA) Fixed Account Options PSF Pac Dyn – Growth (PLFA) Pacific Life-Fixed Account PSF Pac Dyn – Mod Growth (PLFA) Pacific Life-Fixed LT Account Sector/Specialty Other Approved Investment Options Vanguard VIF Real Estate Index Cash Equivalents Fidelity VIP Govt Money Market Must Total 100%

ICC20 A20IUW Page 14 of 16 15-50641-07 06/2023 For Variable Universal Life Insurance Only Variable Life Products Acknowledgment With respect to the purchase of this variable life insurance policy, by signing this Application I, the Applicant, acknowledge that: • I understand that the amount and duration of the death benefit may vary, depending on the investment performance of the variable investment options. • I understand that the policy values may increase or decrease, depending on the investment experience of the variable investment options. • I have considered the liquidity needs, risk tolerance and investment time horizon in selecting the variable investment options. • My registered representative provided me with a copy of the current prospectus for the variable life insurance policy I applied for, as well as current prospectuses for all variable insurance options I’ve selected on the application or any supplementary forms. POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE WITHOUT VALUE, DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS AND HYPOTHETICAL CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST. Variable Life Products Illustration Disclosure I, the Applicant, understand that I have applied for and/or purchased a variable universal life insurance policy from PLIC. I understand the following about variable universal life insurance and variable universal life insurance illustrations: • Policy illustrations demonstrate the workings of a policy over time. Policy illustrations are presentations of non-guaranteed policy values over a period of years, based on assumptions of future investment results and assumptions as to what policy charges and credits will then be in effect. The hypothetical investment rates used in illustrations are illustrative only and should not be deemed to represent past or future investment results. • In addition to investment results, future policy values depend on policy charges and credits. These charges and credits are determined by and may be adjusted by PLIC subject to contractual guarantees. • Future policy values are also dependent on the amount and timing of premium payments, withdrawals and loans. Policy cash values may be more or less than premiums paid. • The actual performance of the policy is likely to vary from the illustration as actual investment results and future policy charges and credits are either more or less favorable than illustrated. Such changes are likely to change the amount or number of required premiums to meet the original goals. • The illustration may be based on policy options that require future action. Consult with your representatives to determine which (if any) illustrated policy options require future action. PLIC does not offer legal advice regarding state and federal tax laws pertaining to life insurance. Remarks (Use remarks sections for additional detail or clarifications. If more space is needed use the Application for Individual Life Insurance - Additional Information form.)

ICC20 A20IUW Page 15 of 16 15-50641-07 06/2023 Proposed Insured’s Consent for Employer Owned Insurance (Applicable only if the employer or employer-controlled trust is to be the Policyowner.) As the Proposed Insured, I acknowledge and understand that (i) my Employer (the “Employer”), or a trust established by my Employer (the “Trust”), is involved in this Application for Individual Life Insurance insuring my life ("Life Insurance Coverage"), (ii) the Employer or the Trust will have an interest as policyowner and/or beneficiary of the Life Insurance Coverage as reflected in this Application, and (iii) both I and my heirs may have no right or interest in or to the Life Insurance Coverage and its proceeds. I (i) consent to the issuance of the Life Insurance Coverage as requested in this Application; (ii) acknowledge that the Life Insurance Coverage may continue after the termination of my employment with the Employer; (iii) acknowledge that my Employer has notified me in writing of the maximum life insurance face amount for which my Employer may seek Life Insurance Coverage insuring my life; and (iv) acknowledge that PLIC will not necessarily issue a policy at this maximum life insurance face amount. My consent to this insurance has not been obtained by coercion of my Employer or its representatives or agents, whether express or implied. By signing this Application, I am consenting to the Employer's and/or Trust's future face amount increases with respect to the Policy issued in connection with this consent. However, should such face amount increase result in a face amount that exceeds the maximum life insurance face amount described above, my Employer may need to obtain additional written consent from me in order to comply with IRC section 101(j). Employer Acknowledgment Regarding the Potential Taxation of Death Benefits I acknowledge and understand: (i) the potential significance of IRC section 101(j); and (ii) that, if IRC section 101(j) applies, the policy(s) death benefit may be income taxable unless I, as Employer, have satisfied the conditions of IRC Section 101(j); and (iii) that PLIC and its Producers are not authorized to provide tax or legal advice and that I must look to my independent tax and legal advisors for current information regarding this and other laws that may impact me and my life insurance policies. I understand that it remains the Employer’s responsibility to ensure both current and ongoing compliance with the requirements of IRC sections 101(j) and 6039I, including appropriate annual IRS filings. By signing this Application, I acknowledge my understanding of this information, and that I have obtained or will obtain from my independent tax and legal advisors whatever advice I deem necessary or appropriate concerning the taxation of my life insurance policies. Declarations of All Signing Parties The answers provided in this Application are true and complete to the best of my knowledge and belief. I understand and agree that: 1. Acceptance of a life insurance Policy will be ratification of any administrative change with respect to such Policy made by Pacific Life Insurance Company (PLIC) as indicated under the title Endorsement, where permitted by state law. All other changes made to the Application or Policy by PLIC will be indicated on an Amendment to Application form that must be signed by all applicable parties, prior to or at the time of delivery of this Policy. 2. (APPLICABLE ONLY IF THE EMPLOYER OR AN EMPLOYER-CONTROLLED TRUST IS TO BE THE POLICYOWNER OF THIS POLICY) If insurance is being applied for on the life of any non-exempt employee, then I represent such insurance is not prohibited by applicable state law. 3. If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this Application was not solicited and/or signed on a military base or installation, and I have received from the Producer, whose name appears in the Producer Certification section, the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act. 4. Except as provided in the terms or conditions of any Temporary Insurance Agreement (TIA) that I may have received in connection with this Application, coverage will take effect when the Policy is delivered and the entire first premium is paid only if at that time each Proposed Insured is alive, and all answers in this Application are still true and complete. 5. If I have given money with the Application and received a TIA and if the coverage amount of the Application exceeds the TIA coverage limits, I understand that if the Proposed Insured(s) die(s) before a Policy is delivered, the death benefit will be limited to the TIA coverage limit. 6. I must inform the Producer or PLIC in writing of any changes in the health of any Proposed Insured(s). If any of the statements or answers previously provided on the ticket/request (if applicable), Applications, and medical forms change prior to delivery of the Policy, I am obligated to notify PLIC of the changes in writing no later than at the time the Application is signed by the Proposed Insured(s). 7. No Producer is authorized to make or change contracts or insurance policies on the behalf of PLIC and no Producer may alter the terms of this Application, the TIA, or the Policy, nor does the Producer have the authority to waive any of PLIC’s rights or requirements. 8. No representation is made that, based on information provided in the Application, a particular premium rate, risk category or class will be offered to me. I will review my Policy and ask the Producer or PLIC about the specific premium and risk class referenced in my Policy. 9. The Policy as applied for in this Application will meet my insurance needs and financial objectives based in part upon my age, income, net worth, tax and family status, and any existing insurance policies I own. 10. If this Application is for a product with an indexed feature, I ACKNOWLEDGE that: I am applying for a product with an indexed feature, for which the crediting for the indexed account tracks the gains and the losses of an outside financial index, subject to a floor and either a growth cap or a threshold, whichever applies. I further understand that, while the values of the Policy may be determined in part, by reference to an external index, the indexed feature does not directly participate in any stock or equity investments and values shown to me, other than the minimum values, are not guarantees, promises, or warranties.

ICC20 A20IUW Page 16 of 16 15-50641-07 06/2023 Declarations (Continued) 11. I understand that PLIC is not authorized to engage in any activity in non-US jurisdictions, and I will perform all parts of the Application, underwriting and delivery associated with this Policy in a U.S. jurisdiction. 12. The statements and answers in the Application are the basis for any Policy issued by PLIC, and no information about the applicant will be considered to have been given to PLIC unless it is stated in the Application. 13. I represent that all parties have an insurable interest in the life of the Proposed Insured. 14. I understand that only the Producer signing this Application is responsible for ensuring that the Policy meets my insurance needs and financial objectives, regardless of whether a PLIC employee attended any meetings to discuss the Policy. 15. This Application will be attached to and made part of the Policy. 16. I HAVE READ the completed Application and all related forms before signing below. All statements and answers on this Application are correctly recorded, and are full, complete and true to the best of my knowledge and belief. 17. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. Signatures Review the answers on this Application carefully. If any of your answers are incorrect or untrue, even if unintentional, the company may have the right to deny benefits or rescind your coverage if the misrepresentation is deemed to be material. If you are signing on behalf of an entity, you represent that you are authorized to execute this document and make the statements that may be shown. You further represent that all requirements of those entities, including the use of any seal (in the case of a Corporation) and any authorized signatures (in the case of a Corporation and/or Trust), have been met. Fraud Notice: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. If Proposed Insured or Policyowner is under age 18, a signature of parent/guardian is required in place of the minor’s signature. SIGNED BY APPLICANT IN: APPLICANT SIGNED AND DATED ON: City State Date (mm/dd/yyyy) X X Proposed Insured’s Signature X Proposed Additional Insured’s Signature, if applicable X Policyowner’s Signature, if other than Proposed Insured, and include Title, if Corporation, Trust, or Business Entity. Additional Policyowner’s Signature & Title, if applicable THE APPLICANT IS THE PARTY THAT X APPLIES FOR THE POLICY. Applicant’s Signature, if other than Proposed Insured and/or Policyowner. Include Title, if Corporation, Trust or Business Entity. Producer’s Certification Yes No 1. Does the Proposed Insured have any existing life insurance or annuities? 2. Do you know or have any reason to believe that a replacement of life insurance or annuity is involved? 3. I have discussed the appropriateness of replacement, followed applicable state laws, PLIC’s written guidelines and, if applicable, I have complied with the replacement requirements of my broker. If replacing a variable life or annuity contract, I also certify that I have the appropriate variable state licenses. 4. I have reviewed this request/Application and have determined that its proposed purchase is suitable as required under law, based in part upon information provided by the Applicant, Policyowner and Proposed Insured, as applicable, including age, income, net worth, tax and family status, and any existing insurance program. If the Policy applied for is a variable life insurance Policy, I further certify that I have also considered the Policyowner’s liquidity needs, risk tolerance, and investment time horizon, and followed my broker-dealer’s suitability guidelines in both the recommendation of this Policy, and the choice of investment options. 5. I certify that I have truly and accurately recorded the information supplied in the Application and any supplements, if required. Soliciting Producer’s Name: First MI Last (print) X Soliciting Producer’s Signature

APPHH ICC20 A20HH Page 1 15-50681-00 05/2021 PACIFIC LIFE INSURANCE COMPANY Life Insurance Division P.O. Box 2030 • Omaha, NE 68103-2030 (800) 347-7787 • Fax (866) 964-4860 www.PacificLife.com APPLICATION FOR INDIVIDUAL LIFE INSURANCE – HEALTH HISTORY Proposed Insured’s Name: First MI Last Date of Birth (mm/dd/yyyy) Policy Number, if applicable Primary Care Provider Yes No 1. Do you have a primary care physician or medical center?....................................................................................................................... 2A. Physician/Medical Center Name B. Telephone # (include area code) C. Address: Street City State Zip Code Country 3A. Date of Last Visit B. Reason for Visit Tobacco/Nicotine Use 4. In your lifetime, have you used any of the following tobacco or nicotine products? (Check all that apply) Type of Product Currently Use Within the last year 1-2 years ago 2-3 years ago 3-5 years ago More than 5 years ago Only tried once, more than 5 years ago Never Used Cigarettes, E-Cigarettes or Vapor products Cigars per month: 1 or fewer 2 3+ Pipes per month: 1 or fewer 2 3+ Chewing Tobacco or Snuff Nicotine Gum or Patch Other Tobacco or Nicotine Product(s) Height & Weight 5A. Height: B. Weight: Yes No C. Has there been a weight gain of 20 pounds or more in the past 12 months? (If “Yes”, how many pounds?) ...................... D. Has there been a weight loss of 20 pounds or more in the past 12 months? (If “Yes”, how many pounds?) ...................... E. Was the weight gain or loss due to diet or exercise? (If “No”, provide details).......................................................................................... Family History 6. Have either of your parents or any of your siblings ever been diagnosed by a member of the medical profession with cancer, diabetes, heart disease, stroke, high blood pressure, mental illness, Alzheimer’s disease or kidney disease? ..................................... (If “Yes”, state condition and give age at onset in the chart below.) 7. Complete the chart below for parents and siblings, living and deceased: Age if Living Diagnosis Age at Onset Age at Death Cause of Death A. Father B. Mother C. Sibling D. Sibling

ICC20 A20HH Page 2 15-50681-00 05/2021 Medical History (For each “Yes” answer, provide diagnosis, date of onset, treatment(s), test(s), medication(s) prescribed, and names and addresses of all care providers and treatment facilities in the table on the next page.) Yes No 8. Females Only: Are you currently pregnant? ............................................................................................................................................... If “Yes”, expected delivery date: (mm/dd/yyyy) 9. In the past 10 years, have you ever been diagnosed, treated, or advised by a member of the medical profession for any of the following conditions, diseases or disorders? A. High Blood Pressure or High Cholesterol......................................................................................................................................... B. Eyes, Ears, Nose or Throat Disorders............................................................................................................................................... C. Heart Disease....................................................................................................................................................................................... Chest Pain Heart Attack Irregular Heart Rhythm Angina Atrial Fibrillation Palpitations Congestive Heart Failure Heart Murmur Other Coronary Artery Disease (CAD) Heart Valve Disorder D. Circulation.......................................................................................................................................................................................... Carotid Artery Disease Peripheral Vascular Disease Other E. Stroke/Mini-Stroke ............................................................................................................................................................................ Stroke (CVA) Fainting/Syncope Loss of Balance or Falls Mini-stroke (TIA) Dizziness/Vertigo F. Brain/Nerves ........................................................................................................................................................................................ Alzheimer’s Disease Headaches/Migraines Multiple Sclerosis Dementia Seizures/Epilepsy Parkinson’s Disease Forgetfulness/Confusion Hydrocephalus Other Neuropathy Lou Gehrig’s Disease (ALS) G. Liver/Pancreas..................................................................................................................................................................................... Cirrhosis Hepatitis Pancreatitis Fatty Liver Gall Bladder Disorder Other H. Stomach/Digestive System............................................................................................................................................................... Colitis Gastritis Ulcer(s) Crohn’s Disease GERD Ulcerative Colitis Diverticulitis Irritable Bowel Syndrome (IBS) Other I. Diabetes/Thyroid/Endocrine System ................................................................................................................................................ Diabetes Hyperthyroid Pituitary Gland Disorder High Blood Sugar Hypothyroid Other J. Kidney/Bladder ................................................................................................................................................................................... Kidney Failure Bladder Infection Urinary Tract Infection (UTI) Kidney Stones Polycystic Kidney Disease Other K. Lungs/Breathing.................................................................................................................................................................................. Asthma Emphysema Other Chronic Bronchitis Sleep Apnea COPD Tuberculosis L. Breast/Reproductive System.............................................................................................................................................................. Breast Lump or Mass Benign Prostatic Hypertrophy (BPH) Sexually Transmitted Disease Breast Cyst Prostatitis Other M. Mental Health. ...................................................................................................................................................................................... ADD/ADHD Bipolar Disorder Eating Disorder Anxiety Depression Other N. Cancer/Tumors/Skin Disorders.......................................................................................................................................................... Cancer Lymphoma Lump/Tumor/Polyp Leukemia Malignant Melanoma Other O. Blood Disorders/Immune System Except HIV ................................................................................................................................. Anemia Bleeding Disorder Recurrent Infections Blood Clot(s) Bone Marrow Disorder Other P. Bones/Muscles/Joints......................................................................................................................................................................... Osteoporosis Arthritis Sciatica Muscular Dystrophy Rheumatoid Arthritis Lupus Chronic Fatigue Syndrome Fibromyalgia Other Post-polio Syndrome Chronic Pain

ICC20 A20HH Page 3 15-50681-00 05/2021 Medical History - Continued (For each “Yes” answer, provide diagnosis, date of onset, treatment(s), test(s), medication(s) prescribed, and names and addresses of all care providers and treatment facilities in the table below.) Yes No 10. HIV/AIDS: Have you ever been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune Deficiency Syndrome (AIDS)?................................................................................................... 11. Other than previously mentioned and except for HIV, in the past 5 years, have you had any of the following performed by a medical professional? (If “Yes”, check all that apply)............................................................................................................................................ Blood Test Urine Test X-rays CT Scan Other Diagnostic Medical Test or Procedures 12. Other than previously mentioned and except for HIV, in the past 5 years, have you had any of the following completed by a medical professional? (If “Yes”, check all that apply)............................................................................................................................................ Checkup Consultation Surgery Admission to a Medical Facility 13. Other than previously mentioned and except for HIV, in the past 5 years, have you been advised by a medical professional to have, or have you scheduled, any of the following that has not yet been completed? (If “Yes”, check all that apply)...................................... Consultation Diagnostic Testing Surgery or Hospitalization 14. In the past 5 years, have you received or applied for any of the following? (If “Yes”, check all that apply) ............................................. Disability Benefits Worker’s Compensation Social Security Disability Insurance (SSDI) Chronic Illness Benefits Long-Term Care Benefits Accidental Medical Benefits 15. Are you currently taking any medication(s) that you have not already disclosed? ................................................................................... For each “Yes” answer above, provide details in the table below. If more space is needed, use the “Application for Individual Life Insurance-Health History Overflow” form. #/Letter, Diagnosis, Date of Onset, Treatment(s), Test(s), Medication(s) Prescribed, Name of Care Provider or Treatment Facility (Include City & State)

ICC20 A20HH Page 4 15-50681-00 05/2021 Lifestyle (If “Yes”, provide dates and details in the section below) Alcohol Use Yes No 16. Do you drink alcoholic beverages? ......................................................................................................................................................... If “No”, date last used: Reason Discontinued Never Used If “Yes”, on average how many drinks do you have per (check one): Day / Week / Month? ________ (number of drinks) Marijuana Use 17. In the past 10 years, have you used marijuana/cannabis in any form? (If “Yes”, answer A, B, C, and D) .............................................. A. Date last used? B. How often do you use it? times per day per week per month C. Why do you use it? Recreational Use Prescribed by a physician for (condition) D. How do you use it? Smoking/Vape Edibles/Drinks Topicals/Oils/Tinctures Drug Use 18. In the past 10 years, have you used or tested positive for: tranquilizers, sedatives, narcotics, opioids, barbiturates, amphetamines, heroin, cocaine, hallucinogens, or any other habit-forming drug or controlled substance? .................................................................... (If “Yes”, provide what drugs, what frequency, and date last used in the details section below) Alcohol and Drug Treatment 19. In the past 10 years, have you: A. had treatment or counseling for drugs or alcohol?.............................................................................................................................. B. participated in support groups (e.g., AA, NA, PA, etc.) for drugs or alcohol? ..................................................................................... C. been advised by a medical professional to seek treatment for drugs or alcohol? .............................................................................. D. been advised by a medical professional to reduce alcohol intake?.................................................................................................... Details Section (For explanations and requested information for above questions. Identify section and applicable item number/letter. If more space is needed, use the “Application for Individual Life Insurance – Health History Overflow” form.)

ICC20 A20HH Page 5 15-50681-00 05/2021 Additional Questions for Proposed Insured Age 61 or Older Explain “Yes” answers in Details section. Yes No 20. In the past 5 years, have you been advised by a member of the medical profession to have any of the following? ............................. (If “Yes”, check all that apply and provide dates of care or therapy, and if fully recovered.) A. Chiropractic Care C. Respiratory Therapy E. Physical Therapy B. Occupational Therapy D. Speech Therapy 21. In the past 5 years, have you had any impairment, whether mental or physical, for which you have required assistance performing any of the following activities?................................................................................................................................................................ (If “Yes”, check all that apply and provide who helps, how often, and why.) A. Housekeeping/Laundry/ Meal Prep D. Managing/Taking Medications G. Toileting/Bowel or Bladder Control B. Telephone Use E. Shopping/Transportation H. Transferring in and out of bed or chair/Walking C. Managing Finances F. Bathing/Dressing/Eating 22. In the past 5 years, have you used any of the following medical devices? ............................................................................................ (If “Yes”, check all that apply and provide reason and dates of use.) A. Brace/Cane/Walker C. Hospital Bed E. Catheter B. Scooter/Wheelchair D. Stair/Chair Lift F. Personal Oxygen System 23. In the past 5 years, have you been advised by a member of the medical profession to be admitted to any of the following facilities? (If “Yes”, check all that apply and provide reason, dates, name and address of facility, and physician who recommended admission.) A. Assisted Living Facility C. Nursing Home E. Hospital B. Custodial Facility D. Mental Health Facility F. Other Medical Facility 24. In the past 5 years, have you been advised by a member of the medical profession to attend adult daycare or receive home health care? (If “Yes” provide reason, how often you attended, name and address of facility, and physician who recommended attendance.) 25. Is someone acting for you in a legal capacity through a Power of Attorney? (If “Yes”, provide date, reason and relationship.)............ Details Section (For explanations and requested information for above questions. Identify section heading and applicable item number/letter. If more space is needed, use the “Application for Individual Life Insurance – Health History Overflow” form.) Signatures The answers provided in this application and any additional details provided are true and complete to the best of my knowledge and belief. I understand and agree that this application will be attached to and made part of the policy. Fraud Notice: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. If proposed insured is under age 18, a signature of the parent/guardian is required in place of the minor’s signature. Signed In: Dated On: City State Date (mm/dd/yyyy) X Proposed Insured’s Signature (or parent/guardian if a minor) Medical Examiner’s/Producer’s/Witness’s Certification (if applicable) I certify that I have truly and accurately recorded the information supplied in this application. X Print Name: First, MI, Last Examiner’s/Producer’s/Witness’s Signature, include title/designation